Filed Pursuant to Rule 497(a)

File No. 333-217093

Rule 482 AD

WhiteHorse Finance, Inc. Commences Public Offering of Notes

NEW YORK, NY, November 8, 2018 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) announced today that it has commenced an underwritten offering of unsecured notes due 2025 (the “Notes”), subject to market and other conditions. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “WHFBZ.” If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering. In addition, the Company intends to grant the underwriters for the offering a 30-day option to purchase additional Notes representing 15% of the offered amount of Notes from the Company to cover over-allotments, if any.

The Company intends to use the net proceeds of the offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes. The Company also may use a portion of the net proceeds from the offering to repay outstanding indebtedness under its revolving credit facility with JPMorgan Chase Bank, N.A. (the “Credit Facility”). As of November 6, 2018, the Company has $155.0 million of indebtedness outstanding under the Credit Facility. Borrowings under the Credit Facility generally bear interest at an annual rate equal to LIBOR plus 2.75% and will mature on December 29, 2021.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, and Janney Montgomery Scott LLC are acting as joint book-running managers for the offering.

B. Riley FBR, Inc., Incapital LLC, and Oppenheimer & Co. Inc., are acting as lead managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 8, 2018, and accompanying prospectus, dated October 23, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $28 billion of capital under management(1) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Based on total capital commitments managed by H.I.G. Capital and affiliates.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Edward Giordano

WhiteHorse Finance, Inc.

305-379-2322

egiordano@higwhitehorse.com

Sean Silva

Prosek Partners

646-493-9632

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.